UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04003
Van Kampen Government Securities Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 9/30
Date of reporting period: 3/31/10

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

March 31, 2010

MUTUAL FUNDS Van Kampen Government Securities Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Government Securities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of March 31, 2010.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 3/31/10 (Unaudited)

	A Shares		B Shares		C Shares		I Shares
	since 7/16/84		since 12/20/91		since 3/10/93		since 8/12/05
		w/ max		w/ max		w/ max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	6.48%	6.28%	4.56%	4.56%	3.81%	3.81%	2.76%

10-year	4.42	3.91	3.80	3.80	3.64	3.64	—

5-year	2.81	1.81	2.06	1.81	2.05	2.05	—

1-year	2.02	–2.88	1.26	–2.70	1.27	0.28	2.28

6 Months	0.61	–4.19	0.24	–3.71	0.24	–0.75	0.74

30-day SEC Yield	1.07%		0.38%		0.38%		1.38%

Gross Expense Ratio	1.03%		1.78%		1.78%		0.78%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year-end as outlined in the fund’s current prospectus.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the fund’s average daily net assets for Class A shares and up to 1.00 percent for per year of the fund’s average daily net assets Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts, and (v) certain Van Kampen investment companies. Class I shares are offered without any upfront or deferred sales charge on purchases or sales and without any distribution (12b-1) fee or service fee. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital U.S. Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended March 31, 2010

Market Conditions

Overall, economic data released during the six-month reporting period indicated ongoing improvement in the economy. However, labor and housing market data remained fragile. Gross domestic product (GDP) data for the fourth quarter of 2009 showed economic growth accelerated, although initial estimates of the pace of growth were later revised downward slightly, due mainly to business and residential investment data. GDP as measured from the income side of the accounts, however, showed a strong annualized increase in real terms. Core inflation has remained steady and well within the Federal Reserve’s implicit target range. In the first quarter of 2010, mixed signals came from the housing market, with increases in housing starts but declines in existing home sales. On the jobs front, March payrolls showed the largest gain since March 2007, but the national unemployment rate remained historically high at 10.2 percent.

The agency mortgage-backed securities (MBS) market posted positive returns for the six-month reporting period, with higher coupon and long maturity (30-year) issues outperforming. The Federal Reserve’s support of the MBS market through its purchase program, which ended in March, absorbed most of the supply during the reporting period. Despite lower mortgage rates, refinancing applications did not increase significantly. However, for the next three years the Treasury department is removing the current caps in Preferred Stock Purchase Agreements of $200 billion each for Fannie Mae and Freddie Mac and relaxing the requirement that government sponsored enterprises (GSEs) such as these reduce their retail mortgage portfolios by 10 percent per year. This change will likely reduce the selling pressure on GSEs and allow for room to buyout delinquent and modified loans, which should have positive implications on the market as a result of lower losses and faster prepayments. The supply of distressed MBS will also likely be more constrained, which could reduce the chances of a sharp decline in home prices caused by distressed sales. Furthermore, realtor-owned inventory should also decline, aiding the housing market in the short term and potentially leading to a decrease in overall distressed housing inventory long term.

Performance Analysis

All share classes of Van Kampen Government Securities Fund underperformed the Barclays Capital U.S. Government/Mortgage Index (the “Index”) for the six months ended March 31, 2010, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended March 31, 2010

				Barclays Capital U.S.
Class A	Class B	Class C	Class I	Government/Mortgage Index

0.61%	0.24%	0.24%	0.74%	1.12%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund’s performance for the six-month reporting period was primarily attributable to the following:

•	The portfolio was positioned for a flattening of the yield curve between the 2-year and 5-year maturity segments. This yield curve positioning detracted from performance as the flattening of the curve did not materialize to the extent we anticipated during the period.

•	The portfolio’s agency MBS holdings contributed positively to the Fund’s relative performance. We continued to maintain a bias toward higher coupon (5.5 percent and above) issues as these securities have low near-term prepayment expectations and a lower level of sensitivity to refinancing activity. This overweight was reduced in recent months, however, as relative value in the sector declined and the probability of servicer buyouts became more pronounced. Additionally, the MBS position favored the 30-year sector over the 15-year sector as we believe technical, or demand/supply, factors appear more favorable in this segment and typically longer maturity issues benefit the most from declining interest rate volatility.

•	The portfolio’s interest rate swap positions also contributed to performance. We employed tactical strategies involving interest rate swaps that were designed to take advantage of anomalies across the swap curve.

Market Outlook

Market expectations are for the Federal Reserve to begin tightening (i.e. raising interest rates) in the near future. The labor market continues to be extremely weak, with unemployment still at or near its highest level in several years. Additionally, while the U.S. government fiscal stimulus packages have helped to stabilize the housing market and consumer spending, there are growing concerns about what the impact will be as these programs come to an end. Therefore, we believe the economic recovery may be more protracted than many currently expect.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Summary of Investments by Coupon Distribution as of 3/31/2010 (Unaudited)

Less than 6.0	75.5%
6.0-6.9	21.2
7.0-7.9	2.6
8.0-8.9	0.7
9.0-9.9	0.0	*
10 or more	0.0	*

*	Amount is less than 0.1%

Asset Allocation as of 3/31/10 (Unaudited)

FNMAs	35.7%
FHLMCs	19.2
Agency Bonds	16.3
U.S. Treasuries	12.1
Other	8.5
Asset Backed	4.1
GNMAs	4.0

Total Long-Term Investments	99.9
Total Short-Term Investments	18.2

Total Investments	118.1
Liabilities in Excess of Other Assets	(18.1)

Net Assets	100.0%

Subject to change daily. Coupon distribution is as a percentage of long-term investments. Asset Allocations are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/09 - 3/31/10.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	10/1/09	3/31/10	10/1/09-3/31/10

Class A
Actual	$1,000.00	$1,006.15	$5.15
Hypothetical	1,000.00	1,019.80	5.19
(5% annual return before expenses)

Class B
Actual	1,000.00	1,002.39	8.89
Hypothetical	1,000.00	1,016.06	8.95
(5% annual return before expenses)

Class C
Actual	1,000.00	1,002.39	8.89
Hypothetical	1,000.00	1,016.06	8.95
(5% annual return before expenses)

Class I
Actual	1,000.00	1,007.42	3.90
Hypothetical	1,000.00	1,021.04	3.93
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03%, 1.78%, 1.78% and 0.78% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2010 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 50.3%
$13,377	Federal Home Loan Mortgage Corp. (a)	4.500%	01/01/40	$13,377,573
11,877	Federal Home Loan Mortgage Corp.	5.000	07/01/35	12,336,770
3,566	Federal Home Loan Mortgage Corp. (a)	5.000	01/01/40	3,672,135
21,035	Federal Home Loan Mortgage Corp.	5.500	01/01/37 to 11/01/39	22,263,512
15,010	Federal Home Loan Mortgage Corp.	6.000	04/01/29 to 07/01/38	16,132,139
16	Federal Home Loan Mortgage Corp.	6.500	03/01/26	17,405
1,007	Federal Home Loan Mortgage Corp.	7.500	11/01/20 to 05/01/35	1,150,131
521	Federal Home Loan Mortgage Corp.	8.000	08/01/32	603,134
566	Federal Home Loan Mortgage Corp.	8.500	08/01/31	667,579
8,775	Federal Home Loan Mortgage Corp., April (a)	4.500	TBA	8,796,937
20,400	Federal Home Loan Mortgage Corp., April (a)	5.500	TBA	21,544,318
8,750	Federal Home Loan Mortgage Corp., April (a)	6.500	TBA	9,512,895
11,575	Federal Home Loan Mortgage Corp., May (a)	6.000	TBA	12,381,639
13,962	Federal National Mortgage Association	4.500	03/01/23 to 04/01/40	14,487,872
9,100	Federal National Mortgage Association (a)	4.500	08/01/39	9,104,257
39,264	Federal National Mortgage Association	5.000	05/01/35 to 03/01/39	40,615,255
26,629	Federal National Mortgage Association (a)	5.000	03/01/40	27,394,358
71,361	Federal National Mortgage Association	5.500	09/01/34 to 08/01/38	75,408,263
43,815	Federal National Mortgage Association	6.000	07/01/14 to 10/01/38	46,762,489
1,028	Federal National Mortgage Association (a)	6.000	07/01/37 to 11/01/38	1,093,126
12,979	Federal National Mortgage Association	6.500	10/01/10 to 10/01/38	14,262,817
1,554	Federal National Mortgage Association	7.000	08/01/14 to 09/01/34	1,741,079
1,836	Federal National Mortgage Association	7.500	10/01/10 to 08/01/37	2,067,488
1,284	Federal National Mortgage Association	8.000	04/01/33	1,490,533
1,195	Federal National Mortgage Association	8.500	10/01/32	1,393,976
17	Federal National Mortgage Association (FHA/VA)	8.500	01/01/22 to 09/01/24	19,740
40	Federal National Mortgage Association	12.000	03/01/13 to 01/01/16	46,586
8,450	Federal National Mortgage Association, April (a)	4.500	TBA	8,471,125
24,300	Federal National Mortgage Association, May (a)	6.000	TBA	25,928,878
15,550	Federal National Mortgage Association, June (a)	5.000	TBA	15,926,605
9,825	Federal National Mortgage Association, June (a)	5.500	TBA	10,310,109
15,661	Government National Mortgage Association	5.500	01/15/39	16,597,821
739	Government National Mortgage Association	6.000	12/15/28	802,025
1,341	Government National Mortgage Association	6.500	06/15/23 to 02/15/29	1,466,902
1,099	Government National Mortgage Association	7.000	01/15/23 to 12/15/27	1,229,789
1,230	Government National Mortgage Association	7.500	11/15/32	1,390,052
1,192	Government National Mortgage Association	8.000	12/15/16 to 10/15/25	1,347,895
768	Government National Mortgage Association	8.500	07/15/30	881,443
84	Government National Mortgage Association	9.000	04/15/18 to 12/15/19	95,150
10,150	Government National Mortgage Association, April (a)	4.500	TBA	10,272,115

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities (Continued)
$1,850	Government National Mortgage Association, April (a)	5.000%	TBA	$1,923,132
156	Government National Mortgage Association II	6.000	04/20/29	170,135

	Total Mortgage Backed Securities 50.3%			455,157,182

	Agency Bonds 16.2% Banking—FDIC Guaranteed 7.4%
13,500	General Electric Capital Corp.	2.625	12/28/12	13,872,384
31,500	GMAC, Inc.	2.200	12/19/12	31,989,132
21,000	JPMorgan Chase & Co.	2.125	06/22/12	21,408,093

				67,269,609

	Banking—Government Guaranteed 2.0%
8,800	Achmea Hypotheekbank NV (Netherlands) (b)	3.200	11/03/14	8,921,660
4,800	Japan Finance Corp. (Japan)	2.125	11/05/12	4,851,787
4,650	NIBC Bank NV (Netherlands) (b)	2.800	12/02/14	4,630,786

				18,404,233

	Banking—Savings and Loans 0.8%
7,070	US Central Federal Credit Union	1.900	10/19/12	7,139,555

	Commercial Banks—Government Guaranteed 2.7%
5,000	Commonwealth Bank of Australia (Australia) (b)	2.900	09/17/14	5,061,520
2,100	National Australia Bank Ltd. (Australia) (b)	3.375	07/08/14	2,158,699
10,000	Swedbank AB (Sweden) (b)	2.900	01/14/13	10,249,580
3,760	Westpac Banking Corp. (Australia) (b)	1.900	12/14/12	3,809,512
3,500	Westpac Securities NZ Ltd. (New Zealand) (b)	2.500	05/25/12	3,573,749

				24,853,060

	Diversified Financial Services 2.8%
20,840	Nationwide Building Society (United Kingdom) (b)	2.500	08/17/12	21,176,379
3,600	Network Rail Infrastructure Finance PLC (United Kingdom)	3.500	06/17/13	3,774,398

				24,950,777

	Supranational Banks 0.5%
3,600	International Bank for Reconstruction & Development	7.625	01/19/23	4,757,832

	Total Agency Bonds 16.2%			147,375,066

	United States Treasury Obligations 12.1%
5,500	United States Treasury Bonds	3.500	02/15/39	4,452,426
5,000	United States Treasury Bonds	4.375	11/15/39	4,729,690
34,500	United States Treasury Bonds	4.625	02/15/40	34,014,861
33,208	United States Treasury Bonds	6.000	02/15/26	39,175,079

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	United States Treasury Obligations (Continued)
$17,695	United States Treasury Notes	2.500%	03/31/15	$17,650,816
9,080	United States Treasury Notes	3.250	03/31/17	9,071,492

	Total United States Treasury Obligations 12.1%			109,094,364

	United States Government Agency Obligations 9.6%
17,300	Federal Home Loan Mortgage Corp.	4.875	06/13/18	18,544,026
2,750	Federal Home Loan Mortgage Corp.	5.000	04/18/17	2,989,583
2,131	Federal Home Loan Mortgage Corp.	5.125	11/17/17	2,337,264
14,040	Federal Home Loan Mortgage Corp.	5.500	08/23/17	15,709,145
21,000	Federal National Mortgage Association	5.000	05/11/17	22,855,203
4,800	Private Export Funding Corp.	4.300	12/15/21	4,534,689
7,700	Tennessee Valley Authority, Ser D	4.875	12/15/16	8,266,982
9,155	Tennessee Valley Authority, Ser G	7.125	05/01/30	11,307,752

	Total United States Government Agency Obligations 9.6%			86,544,644

	Asset Backed Securities 4.1%
7,300	BMW Floorplan Master Owner Trust (b) (c)	1.380	09/15/14	7,304,847
3,009	CIT Equipment Collateral (b)	2.200	06/15/11	3,018,473
9,400	Discover Card Master Trust (c)	1.530	12/15/14	9,498,990
10,000	Huntington Auto Trust (b)	3.940	06/17/13	10,277,447
3,525	Nissan Master Owner Trust Receivables (b) (c)	1.380	01/15/15	3,537,469
3,361	Wheels SPV LLC (b) (c)	1.780	03/15/18	3,365,424

	Total Asset Backed Securities 4.1%			37,002,650

	Municipal Bonds 3.0% California 0.8%
7,560	Los Angeles, CA Uni Sch Dist Build America Bonds	5.750	07/01/34	6,984,155

	Georgia 0.3%
2,130	Municipal Elec Auth Ga Build America Bonds	6.655	04/01/57	2,129,084
1,225	Municipal Elec Auth Ga Build America Bonds Taxable	6.637	04/01/57	1,221,484

				3,350,568

	Missouri 0.9%
8,005	Missouri St Hwys & Trans Commn St Rd Rev Build America Bonds	5.445	05/01/33	7,876,520

	New York 0.6%
2,695	New York N Y Build America Bonds	5.968	03/01/36	2,684,274
2,575	New York N Y City Mun Wtr Fin Build America Bonds	5.952	06/15/42	2,586,510

				5,270,784

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2010 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas 0.3%
$2,825	Texas St Build America Bonds Taxable	5.517%	04/01/39	$2,819,717

	Washington 0.1%
1,075	Washington St Build America Bonds, Ser D	5.481	08/01/39	1,090,846

	Total Municipal Bonds 3.0%			27,392,590

	Collateralized Mortgage Obligations 2.8%
4,806	FDIC Structured Sale Guaranteed Notes (b) (c)	0.779	02/25/48	4,823,746
20,250	Federal National Mortgage Association	6.022	11/25/10	20,839,097

	Total Collateralized Mortgage Obligations 2.8%			25,662,843

	Adjustable Rate Mortgage Backed Securities 1.8%
1,797	Federal Home Loan Mortgage Corp.	5.528	01/01/38	1,896,543
2,111	Federal Home Loan Mortgage Corp.	5.806	05/01/37	2,244,255
3,599	Federal Home Loan Mortgage Corp.	5.921	12/01/36	3,815,821
3,654	Federal Home Loan Mortgage Corp.	5.949	10/01/36	3,877,591
3,883	Federal National Mortgage Association	5.738	12/01/36	4,075,157

	Total Adjustable Rate Mortgage Backed Securities 1.8%			15,909,367

Total Long-Term Investments 99.9% (Cost $894,414,572)				904,138,706

Description

Short-Term Investments 18.2% Repurchase Agreements 2.7%
Banc of America Securities ($4,274,979 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $4,274,980)				4,274,979
JPMorgan Chase & Co. ($20,487,120 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 03/31/10, to be sold on 04/01/10 at $20,487,126)				20,487,120
State Street Bank & Trust Co. ($901 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 03/31/10, to be sold on 04/01/10 at $901)				901

Total Repurchase Agreements 2.7%				24,763,000

United States Government Agency Obligations 15.5%
United States Treasury Bill ($14,793,000 par, yielding 0.144%, 05/06/10 maturity) (d)				14,790,955
United States Treasury Bill ($35,000,000 par, yielding 0.157%, 06/17/10 maturity)				34,988,434
United States Treasury Bill ($40,000,000 par, yielding 0.142%, 05/20/10 maturity)				39,992,350
United States Treasury Bill ($20,000,000 par, yielding 0.202%, 08/19/10 maturity)				19,984,483

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2010 (Unaudited)  continued

Description	Value

United States Government Agency Obligations (Continued)
United States Treasury Bill ($30,000,000 par, yielding 0.214%, 09/02/10 maturity)	$29,972,922

Total United States Government Agency Obligations 15.5%	139,729,144

Total Short-Term Investments 18.2% (Cost $164,492,144)	164,492,144

Total Investments 118.1% (Cost $1,058,906,716)	1,068,630,850

Liabilities in Excess of Other Assets (18.1%)	(163,447,227)

Net Assets 100.0%	$905,183,623

Percentages are calculated as a percentage of net assets.

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	Floating Rate Coupon

(d)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

FHA/VA—Federal Housing Administration/Department of Veterans Affairs
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

Futures contracts outstanding as of March 31, 2010:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Bond 30-Year Futures, June 2010 (Current Notional Value of $116,125 per contract)	383	$(142,569)
U.S. Treasury Notes 5-Year Futures, June 2010 (Current Notional Value of $114,844 per contract)	1,591	(1,201,901)

Total Long Contracts:	1,974	(1,344,470)

Short Contracts:
U.S. Treasury Notes 2-Year Futures, June 2010 (Current Notional Value of $216,953 per contract)	1,392	415,430

Total Futures Contracts	3,366	$(929,040)

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2010 (Unaudited)  continued

Swap contracts outstanding as of March 31, 2010:
Interest Rate Swaps

		Pay/
		Receive			Notional
	Floating	Floating	Fixed	Expiration	Amount
Counterparty	Rate Index	Rate	Rate	Date	(000)	Value

Barclays Bank PLC	USD-LIBOR BBA	Pay	3.040%	11/15/19	$27,036	$(1,539,845)
Credit Suisse International	USD-LIBOR BBA	Pay	5.086	12/23/19	58,725	(89,849)
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	**	11/15/21	18,317	(1,444,540)
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	4.400	10/01/16	200,010	(1,034,052)

						(4,108,286)

Bank of America N.A.	USD-LIBOR BBA	Receive	2.625	03/11/15	95,550	186,390
Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	22,817	(2,375,974)
Credit Suisse International	USD-LIBOR BBA	Receive	4.386	12/23/39	14,080	114,185
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	2,319	170,378
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	15,640	(1,027,384)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	2.898	01/11/15	44,090	(783,250)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	4.410	10/03/18	107,603	1,275,096
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/19	10,538	(947,422)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	08/15/20	7,215	(903,635)
JPMorgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	**	11/15/20	16,177	(1,770,772)
UBS AG London	USD-LIBOR BBA	Receive	2.841	01/08/15	6,620	(102,440)

						(6,164,828)

Total Interest Rate Swaps						$(10,273,114)

Swap Collateral Received From Counterparty

Bank of America N.A.	$(315,000)

Total Swap Collateral Received	$(315,000)

Total Swap Contracts	$(10,588,114)

**	Zero Coupon swap. The Fund and/or counterparty will make a net payment on the expiration date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

See Notes to Financial Statements

Van Kampen Government Securities Fund
Portfolio of Investments  ■  March 31, 2010 (Unaudited)  continued

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Mortgage Backed Securities	$—	$455,157,182	$—	$455,157,182
Agency Bonds	—	147,375,066	—	147,375,066
United States Treasury Obligations	—	109,094,364	—	109,094,364
United States Government Agency Obligations	—	86,544,644	—	86,544,644
Asset Backed Securities	—	37,002,650	—	37,002,650
Municipal Bonds	—	27,392,590	—	27,392,590
Collateralized Mortgage Obligations	—	25,662,843	—	25,662,843
Adjustable Rate Mortgage Backed Securities	—	15,909,367	—	15,909,367
Short-Term Investments	—	164,492,144	—	164,492,144
Futures	415,430	—	—	415,430
Interest Rate Swaps	—	1,746,049	—	—

Total Investments in an Asset Position	$415,430	$1,070,376,899	$—	$1,070,792,329

Investments in a Liability Position:
Futures	(1,344,470)	—	—	(1,344,470)
Interest Rate Swaps	—	(12,019,163)	—	(12,019,163)

Total Investments in a Liability Position	$(1,344,470)	$(12,019,163)	$—	$(13,363,633)

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Statements

Statement of Assets and Liabilities
March 31, 2010 (Unaudited)

Assets:
Total Investments (Cost $1,058,906,716)	$1,068,630,850
Cash	315,303
Receivables:
Investments Sold	250,300,643
Interest	4,998,473
Fund Shares Sold	385,157
Variation Margin on Futures	322,491
Swap Contracts	24,336
Other	5,247,810

Total Assets	1,330,225,063

Liabilities:
Payables:
Investments Purchased	409,537,445
Fund Shares Repurchased	2,754,060
Income Distributions	560,036
Investment Advisory Fee	419,776
Distributor and Affiliates	351,647
Swap Contracts	10,612,450
Trustees’ Deferred Compensation and Retirement Plans	404,996
Accrued Expenses	401,030

Total Liabilities	425,041,440

Net Assets	$905,183,623

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,019,183,424
Net Unrealized Depreciation	(1,478,020)
Accumulated Undistributed Net Investment Income	(8,407,785)
Accumulated Net Realized Loss	(104,113,996)

Net Assets	$905,183,623

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $765,735,382 and 81,157,008 shares of beneficial interest issued and outstanding)	$9.44
Maximum sales charge (4.75%* of offering price)	0.47

Maximum offering price to public	$9.91

Class B Shares:
Net asset value and offering price per share (Based on net assets of $47,303,748 and 5,029,547 shares of beneficial interest issued and outstanding)	$9.41

Class C Shares:
Net asset value and offering price per share (Based on net assets of $30,342,143 and 3,238,654 shares of beneficial interest issued and outstanding)	$9.37

Class I Shares:
Net asset value and offering price per share (Based on net assets of $61,802,350 and 6,556,355 shares of beneficial interest issued and outstanding)	$9.43

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended March 31, 2010 (Unaudited)

Investment Income:
Interest	$15,536,267

Expenses:
Investment Advisory Fee	2,542,184
Distribution (12b-1) and Service Fees
Class A	996,423
Class B	264,182
Class C	163,523
Transfer Agent Fees	703,689
Accounting and Administrative Expenses	109,380
Custody	94,554
Reports to Shareholders	78,156
Professional Fees	42,256
Registration Fees	42,070
Trustees’ Fees and Related Expenses	24,020
Other	33,822

Total Expenses	5,094,259

Net Investment Income	$10,442,008

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$5,586,792
Swap Contracts	1,810,198
Futures	(1,803,884)

Net Realized Gain	5,593,106

Unrealized Appreciation/Depreciation:
Beginning of the Period	9,522,297

End of the Period:
Investments	9,724,134
Futures	(929,040)
Swap Contracts	(10,273,114)

(1,478,020)

Net Unrealized Depreciation During the Period	(11,000,317)

Net Realized and Unrealized Loss	$(5,407,211)

Net Increase in Net Assets From Operations	$5,034,797

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009

From Investment Activities:
Operations:
Net Investment Income	$10,442,008	$23,296,927
Net Realized Gain	5,593,106	826,380
Net Unrealized Appreciation/Depreciation During the Period	(11,000,317)	26,230,053

Change in Net Assets from Operations	5,034,797	50,353,360

Distributions from Net Investment Income:
Class A Shares	(15,795,209)	(21,146,127)
Class B Shares	(845,451)	(1,168,762)
Class C Shares	(527,967)	(740,026)
Class I Shares	(1,246,241)	(1,147,806)

Total Distributions	(18,414,868)	(24,202,721)

Net Change in Net Assets from Investment Activities	(13,380,071)	26,150,639

From Capital Transactions:
Proceeds from Shares Sold	48,487,836	216,998,939
Net Asset Value of Shares Issued Through Dividend Reinvestment	11,129,919	19,026,954
Cost of Shares Repurchased	(115,765,972)	(332,504,055)

Net Change in Net Assets from Capital Transactions	(56,148,217)	(96,478,162)

Total Decrease in Net Assets	(69,528,288)	(70,327,523)
Net Assets:
Beginning of the Period	974,711,911	1,045,039,434

End of the Period (Including accumulated undistributed net investment income of $(8,407,785) and $(434,925), respectively)	$905,183,623	$974,711,911

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class A Shares	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$9.57	$9.32	$9.98	$10.08	$10.27	$10.35

Net Investment Income (a)	0.12	0.22	0.44	0.46	0.41	0.34
Net Realized and Unrealized Gain/Loss	(0.06)	0.26	(0.58)	0.01	(0.14)	(0.03)

Total from Investment Operations	0.06	0.48	(0.14)	0.47	0.27	0.31
Less Distributions from Net Investment Income	0.19	0.23	0.52	0.57	0.46	0.39

Net Asset Value, End of the Period	$9.44	$9.57	$9.32	$9.98	$10.08	$10.27

Total Return (b)	0.61% *	5.07%	–1.48%	4.82%	2.72%	3.08%
Net Assets at End of the Period (In millions)	$765.7	$824.8	$884.7	$998.5	$1,027.6	$1,133.1
Ratio of Expenses to Average Net Assets (c)	1.03%	1.03%	1.00%	1.02%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.44%	2.34%	4.45%	4.61%	4.12%	3.25%
Portfolio Turnover	152% *	440%	315%	221%	191%	189%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended September 30, 2006.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class B Shares	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$9.54	$9.29	$9.95	$10.05	$10.24	$10.31

Net Investment Income (a)	0.08	0.15	0.36	0.38	0.33	0.25
Net Realized and Unrealized Gain/Loss	(0.06)	0.26	(0.58)	0.02	(0.14)	-0-

Total from Investment Operations	0.02	0.41	(0.22)	0.40	0.19	0.25
Less Distributions from Net Investment Income	0.15	0.16	0.44	0.50	0.38	0.32

Net Asset Value, End of the Period	$9.41	$9.54	$9.29	$9.95	$10.05	$10.24

Total Return (b)	0.24% *	4.31%	–2.23%	4.05%	1.95%	2.42%
Net Assets at End of the Period (In millions)	$47.3	$58.4	$70.3	$63.5	$76.8	$118.3
Ratio of Expenses to Average Net Assets (c)	1.78%	1.78%	1.76%	1.78%	1.78%	1.78%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.60%	3.67%	3.85%	3.33%	2.48%
Portfolio Turnover	152% *	440%	315%	221%	191%	189%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended September 30, 2006.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	March 31,	Year Ended September 30,
Class C Shares	2010	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$9.50	$9.26	$9.92	$10.02	$10.21	$10.28

Net Investment Income (a)	0.08	0.15	0.35	0.38	0.34	0.25
Net Realized and Unrealized Gain/Loss	(0.06)	0.25	(0.57)	0.02	(0.15)	-0-

Total from Investment Operations	0.02	0.40	(0.22)	0.40	0.19	0.25
Less Distributions from Net Investment Income	0.15	0.16	0.44	0.50	0.38	0.32

Net Asset Value, End of the Period	$9.37	$9.50	$9.26	$9.92	$10.02	$10.21

Total Return (b)	0.24% *	4.33%	–2.34%	4.06%	1.96%	2.42%
Net Assets at End of the Period (In millions)	$30.3	$35.5	$41.5	$22.6	$18.5	$22.3
Ratio of Expenses to Average Net Assets (c)	1.78%	1.78%	1.76%	1.78%	1.79%	1.78%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.60%	3.57%	3.85%	3.34%	2.48%
Portfolio Turnover	152% *	440%	315%	221%	191%	189%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended September 30, 2006.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months					August 12, 2005
	Ended					(Commencement of
	March 31,	Year Ended September 30,				Operations) to
Class I Shares	2010	2009	2008	2007	2006	September 30, 2005

Net Asset Value, Beginning of the Period	$9.56	$9.31	$9.97	$10.07	$10.26	$10.31

Net Investment Income (a)	0.13	0.24	0.43	0.48	0.43	0.05
Net Realized and Unrealized Gain/Loss	(0.06)	0.26	(0.55)	0.02	(0.14)	(0.05)

Total from Investment Operations	0.07	0.50	(0.12)	0.50	0.29	-0-
Less Distributions from Net Investment Income	0.20	0.25	0.54	0.60	0.48	0.05

Net Asset Value, End of the Period	$9.43	$9.56	$9.31	$9.97	$10.07	$10.26

Total Return (b)	0.74% *	5.34%	–1.24%	5.09%	2.97%	0.01% *
Net Assets at End of the Period (In millions)	$61.8	$56.0	$48.5	$15.9	$8.0	$6.1
Ratio of Expenses to Average Net Assets (c)	0.78%	0.78%	0.75%	0.77%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.53%	4.41%	4.87%	4.41%	3.53%
Portfolio Turnover	152% *	440%	315%	221%	191%	189%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended September 30, 2006.

See Notes to Financial Statements

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen Government Securities Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supercedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At March 31, 2010, the Fund had $152,634,501 of when-issued, delayed delivery or forward purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis. Discount is accreted and premium is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $106,422,395, which will expire according to the following schedule:

Amount	Expiration

$12,354,204	September 30, 2013
2,784,124	September 30, 2014
13,025,679	September 30, 2015
10,704,205	September 30, 2016
67,554,183	September 30, 2017

At March 31, 2010, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,060,574,833

Gross tax unrealized appreciation	$12,661,579
Gross tax unrealized depreciation	(4,605,562)

Net tax unrealized appreciation on investments	$8,056,017

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended September 30, 2009 was as follows:

Distributions paid from:
Ordinary income	$24,461,461

As of September 30, 2009, the components of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$4,056,443

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through May 18, 2010, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 9, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.540%
Next $1 billion	0.515%
Next $1 billion	0.490%
Next $1 billion	0.440%
Next $1 billion	0.390%
Next $1 billion	0.340%
Next $1 billion	0.290%
Over $7 billion	0.240%

For the six months ended March 31, 2010, the Fund recognized expenses of approximately $17,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2010, the Fund recognized expenses of approximately $38,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2010, the Fund

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

recognized expenses of approximately $335,600 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $280,900 are included in “Other” assets on the Statement of Assets and Liabilities at March 31, 2010. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500. Pursuant to the closing of the transaction as described in Note 9, the deferred compensation and retirement plans will be terminated and amounts owed to the trustees will be distributed.
For the six months ended March 31, 2010, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $32,800 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $52,800. Sales charges do not represent expenses of the Fund.

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

3. Capital Transactions
For the six months ended March 31, 2010 and the year ended September 30, 2009, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	March 31, 2010		September 30, 2009
	Shares	Value	Shares	Value

Sales:
Class A	3,148,895	$30,205,546	14,985,196	$140,519,477
Class B	484,321	4,574,552	2,865,269	26,755,610
Class C	310,753	2,951,462	2,219,749	20,609,099
Class I	1,129,729	10,756,276	3,086,468	29,114,753

Total Sales	5,073,698	$48,487,836	23,156,682	$216,998,939

Dividend Reinvestment:
Class A	1,057,363	$10,055,887	1,817,024	$17,054,069
Class B	56,314	570,757	113,088	1,056,553
Class C	34,445	325,196	65,993	614,326
Class I	18,745	178,079	32,292	302,006

Total Dividend Reinvestment	1,166,867	$11,129,919	2,028,397	$19,026,954

Repurchases:
Class A	(9,247,412)	$(88,029,028)	(25,531,192)	$(239,880,292)
Class B	(1,637,706)	(15,543,538)	(4,418,763)	(41,375,006)
Class C	(840,750)	(7,956,914)	(3,036,098)	(28,332,949)
Class I	(445,417)	(4,236,492)	(2,471,868)	(22,915,808)

Total Repurchases	(12,171,285)	$(115,765,972)	(35,457,921)	$(332,504,055)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $81,924,763 and $82,364,523, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $1,352,458,254 and $1,419,229,130, respectively.

5. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components. On September 7, 2008,

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. A Collateralized Mortgage Obligation (CMO) is a bond, which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments may have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund is subject to interest rate risk in the normal course of pursing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six months ended March 31, 2010, were as follows:

Contracts

Outstanding at September 30, 2009	1,820
Futures Opened	13,771
Futures Closed	(12,225)

Outstanding at March 31, 2010	3,366

B. Interest Rate Swaps The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For the six months ended March 31, 2010, the average notional amount of interest rate swap contracts entered into by the Fund was approximately $573,607,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 31, 2010:

	Asset Derivatives			Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest Rate Contracts	Variation Margin on Futures	$415,430	*	Variation Margin on Futures	$(1,344,470)*
	Swap contracts	1,746,049		Swap Contracts	(12,019,163)

Total		$2,161,479			$(13,363,633)

*	Includes cumulative appreciation/depreciation of futures contracts as reported on the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended March 31, 2010 in accordance with ASC 815:

	Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Interest Rate Contracts	$(1,803,884)	$1,810,198	$6,314

	Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Interest Rate Contracts	$396,922	$(368,643)	$28,279

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $36,022,600 and $1,904,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) affects the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) has approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco, that has substantially the same investment objective, principal investment strategies and risks as the Fund (the “Reorganization”). On May 11, 2010, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders. If certain other conditions to closing of the Transaction are met, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund. Upon completion of the proposed Reorganization, the Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide

Van Kampen Government Securities Fund
Notes to Financial Statements  ■  March 31, 2010 (Unaudited)  continued

the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Government Securities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Government Securities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

29, 129, 229, 629
GOVTSAN 05/10
IU10-02122P-Y03/10

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Government Securities Fund
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer

Date: May 17, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer

Date: May 17, 2010
By: /s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer

Date: May 17, 2010